SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 6, 2001
Date of Report (Date of earliest event reported):

LANDMARK SYSTEMS CORPORATION
(Exact name of Registrant as specified in its Charter)

Virginia	0-23373	54-1221302
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

12700 Sunrise Valley Drive, Reston, Virginia, 20191-5804
(Address of principal executive offices, including zip code)

703-464-1300
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On December 6, 2001, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued December 6, 2001 (filed herewith)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK SYSTEMS CORPORATION

Date: December 10, 2001	By: /s/ FREDERICK S. ROLANDI, III Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release issued December 6, 2001 (filed herewith)